UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 7, 2010

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

80 Lancaster Avenue
Devon, Pennsylvania	19333
(Address of principal executive offices)	(Zip Code)

(610) 254-0700

(Company’s telephone number, including area code)

2000 Powell Street, Suite 600

Emeryville, California 94608

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

Effective as of October 7, 2010, the Audit Committee of the Board of Directors of LECG Corporation (the “Company”) engaged J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, to replace Deloitte & Touche LLP, who were dismissed as the Company’s independent registered public accounting firm as of the same date.  The decision to engage J.H. Cohn LLP, and to dismiss Deloitte & Touche LLP, was made by the Audit Committee in connection with the Company’s review of its operations following the merger with SMART Business Holdings, Inc. in March 2010.

Deloitte & Touche LLP’s audit reports on the Company’s financial statements as of and for the two most recent fiscal years, ended December 31, 2009 and 2008, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the date of this current report:

•                  There was no disagreement between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreement in connection with their report on the financial statements for such periods.

•                  None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred.

The Company provided Deloitte & Touche LLP with a copy of the above disclosure.  A copy of the letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated October 12, 2010, stating whether or not it agrees with the foregoing statements is attached as Exhibit 16.1 to this current report.

Further, the Company did not consult with J.H. Cohn LLP regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter dated October 12, 2010 from Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ Steve M. Samek
Steve M. Samek
Chief Executive Officer

Date: October 12, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter dated October 12, 2010 from Deloitte & Touche LLP.